Exhibit 10.13

AMENDMENT NO. 5 TO SENIOR CREDIT AGREEMENT & SECURITY

AGREEMENT

This Amendment No.  5 to Senior Credit Agreement  & Security Agreement (this “Amendment”) is made and entered into as of February 7, 2020, by and among Denim.LA, Inc., a Delaware corporation d/b/a DSTLD (the “Borrower”), the stockholders of the Borrower signatories below (“Stockholders”), bocm3-DSTLD-Senior Debt, LLC, a Utah limited liability company (“First Lender”) and bocm3-DSTLD-Senior Debt 2, LLC, a Utah limited liability company (“Second Lender” and together with the First Lender, the “Lenders”).

In consideration of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; it is hereby agreed that:

ARTICLE I.

DEFINITIONS

When used herein, the following terms shall have the following specified meanings:

1.1“Amendment” shall mean this Amendment No. 5 to Senior Credit Agreement & Security Agreement, as amended, restated, supplemented or otherwise modified from time to time.

1.2“Credit Agreement” shall mean the Senior Credit Agreement dated as of March 10, 2017, by and among the Borrower, Stockholders and First Lender, as amended by that certain Amendment No. 1 to Senior Credit Agreement, dated as of July 1 , 2017 (“Amendment No. 1”), that certain Amendment No. 2 to Credit Agreement, Security Agreement and Management, dated as of March 30, 2018 (“Amendment No. 2”), and that certain Limited Waiver and Amendment No. 3 to Senior Credit Agreement, dated as of April 30, 2018 (“Amendment No. 3”), that certain Amendment No. 4 to Senior Credit Agreement, dated as of February 28, 2019 (“Amendment No. 4” and, together with Amendment No. 1, Amendment No. 2 and Amendment No. 3, collectively, the “Amendments”), and as further amended, modified, supplemented, extended or restated from time to time.

1.3“Security Agreement” shall mean the Security Agreement dated as of March 10, 2017, by and among the Borrower and Lenders, as amended by the applicable Amendments and as further amended, modified, supplemented, extended or restated from time to time

1.4Other Capitalized Terms. All capitalized terms used in this Amendment and not specifically defined herein shall have the definitions assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.

ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT

2.1Amendments. The Credit Agreement is hereby amended as follows:

(a)	Section 1.1. The following replaces the existing definition of such term in Section 1.1 in its entirety or adds such definition to Section 1.1:

“Bailey Collateral” means the “Collateral” (as such term is defined in the Norwest Pledge Agreement as of the date hereof).

“Norwest Note” means that certain Secured Promissory Note, dated as of the date hereof, by Borrower in favor of Norwest Venture Partners XI, LP and Norwest Venture Partners XII, LP, in the initial principal amount of $4,500,000, as in existence on the date hereof.

“Norwest Pledge Agreement” means that certain Pledge Agreement, dated as of the date hereof, by Borrower in favor of Norwest Venture Partners XI, LP and Norwest Venture Partners XII, LP, as Secured Parties, pledging the Bailey Collateral, as in existence on the date hereof.

“Norwest Permitted Lien” means the Liens on the Bailey Collateral in connection with the Norwest Pledge Agreement.

(b)	Section 1.1. The definition of “Permitted Liens” shall be amended by adding a new Section (f) which shall read as follows:

(e)the Norwest Permitted Lien.

“Note Maturity Date” means the earliest to occur of (i) the closing date of the IPO (as defined in the Norwest Note), (ii) the closing date of a Denim Sale (as defined in the Norwest Note) or (iii) September 30, 2020.

(c)Section 6.1. Section 6.1 shall be amended in its entire to read as follows:

Indebtedness. Borrower shall not, directly or indirectly, create, incur, assume, or otherwise become directly or indirectly liable with respect to, any Indebtedness other than (i) Indebtedness under this Agreement, (ii) Indebtedness incurred after the date hereof in the ordinary course of Borrower’s operations, consistent with past practice, in an aggregate amount less than $25,000 or (iii) Indebtedness incurred pursuant to the Norwest Note or the Norwest Pledge Agreement; provided, however, that neither the Norwest Note nor the Norwest Pledge Agreement may be amended without Lenders’ prior written consent.

2.2Miscellaneous Amendments. The Credit Agreement, the Notes, and all other agreements and instruments executed and delivered heretofore or hereafter pursuant to the Credit Agreement are amended hereby so that any reference therein to the Credit Agreement shall be deemed to be a reference to such agreements and instruments as amended by or pursuant to this Amendment.

ARTICLE III.

AMENDMENTS TO SECURITY AGREEMENT

3.1Amendment. The Security Agreement is hereby amended to add the following as Section 2(e):

Notwithstanding anything contrary herein or in any other Loan Document, the “Collateral” shall not include any part of the Bailey Collateral, and the Bailey Collateral shall be expressly excluded from the Collateral.

3.2Filing Authorization. The Secured Party hereby authorizes the Borrower or any of its designees to file UCC-3 financing statement amendments to any UCC-1 financing statement on public record in favor of the Secured Party or any Lender in the form approved by Lenders.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lenders that:

4.1Credit Agreement. All of the representations and warranties made by Borrower in the Credit Agreement are true and correct on the date of this Amendment, except to the extent such representation or warranty relates to a specified earlier date, in which case it continues to be true and correct as of such date. No Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment.

4.2Capitalization. As of the date hereof, all outstanding Capital Stock of Borrower is held as set forth on Schedule 4.2 All outstanding shares of Capital Stock were duly authorized and validly issued, and are fully paid and nonassessable. As of the Closing Date, except as set forth on Schedule4.2, there are no outstanding securities, options, warrants, rights, or other agreements of any nature that require Borrower to issue any additional Capital Stock.

4.3Authorization; Enforceability. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, has been duly authorized by all necessary company action by Borrower. This Amendment is the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.4Absence of Conflicting Obligations. The making, execution and delivery of this Amendment and performance of and compliance with the terms of this Amendment and the terms of the Credit Agreement, as amended hereby, do not violate any presently existing provision of law or the articles or certificate of formation, certificate of organization or operating agreement of Borrower or any agreement to which Borrower is a party or by which it or any of its assets is bound.

4.5Loan Balance. As of the date hereof, the balance of the Loans is $4,667,543.86.

ARTICLE V. MISCELLANEOUS

5.1Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

5.2Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

5.3Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Utah without regarding to principles of conflicts of laws.. The parties hereto acknowledge that this Amendment was negotiated with the assistance of counsel and, accordingly, such laws shall be applied without reference to any rules of construction regarding the draftsman hereof.

5.4Counterparts; Headings. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Article and section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

5.5Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.6Course of Dealing; Consent. Borrower acknowledges that neither previous waivers, extensions, and amendments granted to Borrower by Lender, nor the amendments and waivers granted herein, create any course of dealing or expectation with respect to any further waivers, extensions, or amendments, and Borrower further acknowledges that Lender has no obligation whatsoever to grant any additional waivers, extensions, amendments, or forbearance.

5.7No Defenses. Borrower acknowledges it has no defenses, rights of setoff, or rights of recoupment to the enforceability or payment of any of its obligations under the Credit Agreement as amended hereby.

5.8Ex penses and Attorneys ’ Fees . Borrower shall pay (a) all fees and expenses (including attorney’s fees) incurred by Lender in connection with the preparation, execution, and delivery of this Amendment, and all prior legal fees and expenses (including attorney’s fees) incurred by each Lender in connection with the Credit Agreement and (b) all fees and expenses (including attorney’s fees) incurred by Borrower in connection with the preparation, execution, and delivery of this Amendment on the date hereof.

5.9Further Assurances. Borrower shall promptly execute and deliver or cause to be executed and delivered to Lenders within a reasonable time following Lender’s request, and at the expense of Borrower, such other documents or instruments as Lender may reasonably require to in order to give effect to the intent and purposes of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 to Senior Credit Agreement & Security Agreement as of the date first written above.

DENIM.LA, INC. d/b/a DSTLD

By:	/s/ Hil Davis
Name:	Hil Davis
Title:

BOCM3-DSTLD-SENIOR DEBT, LLC

By:	/s/ Gregory David Seare
Name:	Gregory David Seare
Title:	Founder and Managing Director.

BOCM3-DSTLD-SENIOR DEBT 2, LLC

By:	/s/ Gregory David Seare
Name:	Gregory David Seare
Title:	Founder and Managing Director.

STOCKHOLDERS

Mark Lynn

/s/ Mark Lynn

Corey Epstein

/s/ Corey Epstein

[Signature page to Amendment No. 5 to Credit Agreement & Security Agreement]

Schedule 4.2

Capitalization

Security Type	Shares
Common	10,377,615
Preferred	40,911,690
Options	20,044,624
Warants	9,684,197
Total	81,018,126

ID	Shareholder	Date	Shares
CS-1	Corey Epstein	1/30/2013	6,050,000
CS-2	Ryan Jaleh	1/30/2013	245,060
CS-3	Marcus Martinez	1/30/2013	241,289
CS-4	Anthony Pu	1/30/2013	88,000
CS-5	Amplify.LA Capital II, LLC	1/31/2013	83,124
CS-6	Mark Lynn	10/14/2013	2,688,889
CS-24	Amplify.LA Capital II, LLC	09/12/2016	51,587
CS-25	Baroda Ventures LLC	09/12/2016	36,111
CS-26	Plus Capital, L.P.	09/12/2016	41,269
CS-27	3-4 Surf, GP	09/12/2016	4,578
CS-28	TenOneTen Ventures, LLC	09/12/2016	11,802
CS-29	Randy Nichols	09/12/2016	23,302
CS-30	Dan Brown	09/12/2016	2,927
CS-31	William Essin	09/12/2016	2,343
CS-32	Viking Power	09/12/2016	10,479
CS-33	Scott C. Steigerwald	09/12/2016	18,313
CS-34	Patrick M. Falle	09/12/2016	10,983
CS-35	Siemer Ventures II LP	09/12/2016	55,668
CS-36	North Rim Investments, LLC (Joh	09/12/2016	25,793
CS-37	Unicorn Ventures, LLC	09/12/2016	10,317
CS-38	Yobin Capital, Inc.	09/12/2016	25,793
CS-39	Andrea Berkholtz	09/12/2016	10,317
CS-40	Dan Zigmond	09/12/2016	10,317
CS-41	Sean Brecker	09/12/2016	10,317
CS-42	Everlast Investments, LLC	09/12/2016	257,932
CS-43	SI Selections Fund I, L.P.	09/12/2016	206,346
CS-44	TRIPLE 8 HOLDINGS, LLC	09/12/2016	154,759
			10,377,615

[Signature page to Amendment No. 5 to Credit Agreement & Security Agreement]

ID	Shareholder	Round	Date	Shares
PS-125	The Academy, LLC	Series Seed Preferred	10/06/2014	117,284
PS-134	Amplify.LA Capital II, LLC	Series A	09/12/2016	104,166
PS-135	Baroda Ventures LLC	Series A	09/12/2016	72,916
PS-136	Plus Capital, L.P.	Series A	09/12/2016	83,333
PS-137	3-4 Surf, GP	Series A	09/12/2016	9,244
PS-139	Randy Nichols	Series A	09/12/2016	47,054
PS-140	Viking Power	Series A	09/12/2016	21,158
PS-141	Dan Brown	Series A	09/12/2016	5,911
PS-142	Scott C. Steigerwald	Series A	09/12/2016	36,978
PS-143	William Essin	Series A	09/12/2016	4,731
PS-144	Patrick M. Falle	Series A	09/12/2016	22,179
PS-145	Siemer Ventures II LP	Series A	09/12/2016	112,409
PS-146	North Rim Investments, LLC (John Victor	Series A	09/12/2016	52,083
PS-147	Unicorn Ventures, LLC	Series A	09/12/2016	20,833
PS-148	Yobin Capital, Inc.	Series A	09/12/2016	52,083
PS-149	Andrea Berkholtz	Series A	09/12/2016	20,833
PS-150	Dan Zigmond	Series A	09/12/2016	20,833
PS-151	Sean Brecker	Series A	09/12/2016	20,833
PS-152	Everlast Investments, LLC	Series A	09/12/2016	520,833
PS-153	SI Selections Fund I, L.P.	Series A	09/12/2016	416,666
PS-154	TRIPLE 8 HOLDINGS, LLC	Series A	09/12/2016	312,500
PS-155	Seedinvest	Series A	09/12/2016	1,217,548
PS-156	Mark Epstein	Series A	03/31/2017	98,388
PS-157	Seth Elken	Series A	01/27/2017	52,083
PS-158	Seedinvest	Series A	10/10/2016	403,991
PS-159	Seedinvest	Series A	11/09/2016	284,476
PS-160	Seedinvest	Series A	12/12/2016	164,724
PS-161	Seedinvest	Series A	01/30/2017	144,244
PS-162	Seedinvest	Series A	02/14/2017	107,908
PS-163	Seedinvest	Series A	01/09/2017	179,836
PS-164	Seedinvest	Series A	02/27/2017	244,714
PS-165	Seedinvest	Series A	03/13/2017	519,914
PS-166	Seedinvest	Series A	05/12/2017	147,165
PS-167	Seedinvest	Series A	06/02/2017	55,302
PS-168	Seedinvest	Series A	06/08/2017	35,030
PS-169	TenOneTen Ventures, LLC	Series A	09/12/2016	23,829
PS-170	Amplify.LA Capital II, LLC	Series A	06/09/2017	3,555
PS-171	Baroda Ventures LLC	Series A	06/09/2017	2,372
PS-172	Yobin Capital, Inc.	Series A	06/09/2017	1,003
PS-173	Seedinvest	Series A	06/11/2017	5,207
PS-174	Seedinvest	Series A-2	09/20/2017	691,440
PS-175	Seedinvest	Series A-2	10/03/2017	444,600
PS-176	Seedinvest	Series A-2	10/17/2017	342,850
PS-177	Seedinvest	Series A-2	10/31/2017	173,999
PS-178	Seedinvest	Series A-2	11/14/2017	270,646
PS-179	Seedinvest	Series A-2	11/28/2017	330,000
PS-180	Seedinvest	Series A-2	12/11/2017	148,900
PS-181	Seedinvest	Series A-2	12/21/2017	182,331
PS-182	Seedinvest	Series A-2	01/08/2018	203,802
PS-183	Seedinvest	Series A-2	01/22/2018	161,000
PS-184	Seedinvest	Series A-2	02/02/2018	224,000
PS-185	Seedinvest	Series A-2	02/20/2018	103,250
PS-186	Seedinvest	Series A-2	03/02/2018	214,950
PS-187	Seedinvest	Series A-2	03/16/2018	350,200
PS-188	Seedinvest	Series A-2	03/30/2018	851,316
PS-189	Seedinvest	Series A-2	04/13/2018	1,172,158
PS-190	Seedinvest	Series A-2	05/04/2018	67,300
PS-191	StartEngine	Series CF	08/09/2018	124,204
PS-192	Patrick M. Falle	Series A-3	08/24/2018	94,340
PS-193	CherryTree VC	Series A-3	10/18/2018	188,680
PS-194	Seedinvest	Series A-3	10/10/2018	607,367
PS-195	Seedinvest	Series A-3	10/26/2018	1,077,054
PS-196	Seedinvest	Series A-3	11/08/2018	315,910
PS-197	Oswaldo Nascimiento	Series A-3	11/08/2018	300,000

PS-198	Seedinvest	Series A-3	11/21/2018	83,973
PS-199	Seedinvest	Series A-3	12/06/2018	157,960
PS-200	Seedinvest	Series A-3	12/27/2018	449,336
PS-201	Seedinvest	Series A-3	12/30/2018	61,667
PS-202	Scott C. Steigerwald	Series A-3	12/26/2018	111,321
PS-203	Seedinvest	Series A-3	01/10/2019	152,795
PS-204	Seedinvest	Series A-3	01/24/2019	804,814
PS-205	Seedinvest	Series A-3	02/05/2019	1,105,360
PS-206	Seedinvest	Series A-3	02/26/2019	112,365
PS-207	Crowdcube Nominees	Series A-3	02/26/2019	341,056
PS-S40	Zillion, LLC	Series Seed Preferred	10/06/2014	1,838,396
PS-S41	Plus Capital, L.P.	Series Seed Preferred	10/06/2014	367,679
PS-S42	The Kevin Yorn Trust	Series Seed Preferred	10/06/2014	110,303
PS-S43	3-4 Surf, GP	Series Seed Preferred	10/06/2014	183,839
PS-S44	Baroda Ventures LLC	Series Seed Preferred	10/06/2014	183,839
PS-S45	Amplify.LA Capital II, LLC	Series Seed Preferred	10/06/2014	240,400
PS-S46	QueensBridge Fund I, L.P.	Series Seed Preferred	10/06/2014	91,919
PS-S47	Viking Power	Series Seed Preferred	10/06/2014	183,839
PS-S48	Siemer Ventures II LP	Series Seed Preferred	10/06/2014	183,839
PS-S49	Clark W. Landry	Series Seed Preferred	10/06/2014	91,919
PS-S50	Structure Fund LP	Series Seed Preferred	10/06/2014	91,919
PS-S51	Scott C. Steigerwald	Series Seed Preferred	10/06/2014	735,358
PS-S52	Patrick M. Falle	Series Seed Preferred	10/06/2014	441,215
PS-S53	William Essin	Series Seed Preferred	10/06/2014	91,919
PS-S54	Brad Zions	Series Seed Preferred	10/06/2014	91,919
PS-S55	Equity Trust Company Custodian FBO W	Series Seed Preferred	10/06/2014	91,919
PS-S56	Arena Ventures Fund, LP.	Series Seed Preferred	05/21/2015	773,335
PS-S-1	Corey Epstein	Series Seed Preferred	10/06/2014	617,122
PS-S-2	Ryan Jaleh	Series Seed Preferred	10/06/2014	101,847
PS-S-3	Amplify.LA Capital II, LLC	Series Seed Preferred	10/06/2014	1,222,364
PS-S-4	Paige Craig	Series Seed Preferred	10/06/2014	0
PS-S-5	Siemer Ventures II LP	Series Seed Preferred	10/06/2014	1,004,400
PS-S-6	Baroda Ventures LLC	Series Seed Preferred	10/06/2014	773,335
PS-S-7	Plus Capital, L.P.	Series Seed Preferred	10/06/2014	773,139
PS-S-8	Siemer Ventures II LP	Series Seed Preferred	10/06/2014	338,019
PS-S-9	Baroda Ventures LLC	Series Seed Preferred	10/06/2014	241,667
PS-S-10	Dennis Phelps	Series Seed Preferred	10/06/2014	241,381
PS-S-11	CAA Ventures I, L.P.	Series Seed Preferred	10/06/2014	480,470
PS-S-12	SLP Ventures II, LLC	Series Seed Preferred	10/06/2014	238,885
PS-S-13	Crunch Fund I, L.P.	Series Seed Preferred	10/06/2014	713,462
PS-S-14	Welle Family Trust	Series Seed Preferred	10/06/2014	237,022
PS-S-15	SC Worldwide Enterprises LLC	Series Seed Preferred	10/06/2014	237,022
PS-S-16	TenOneTen Ventures, LLC	Series Seed Preferred	10/06/2014	473,881
PS-S-17	Viking Power	Series Seed Preferred	10/06/2014	236,920
PS-S-18	Dennis Phelps	Series Seed Preferred	10/06/2014	236,920
PS-S-19	Amplify.LA Capital II, LLC	Series Seed Preferred	10/06/2014	236,900
PS-S-20	Amplify.LA Capital II, LLC	Series Seed Preferred	10/06/2014	118,450
PS-S-21	Crunch Fund I, L.P.	Series Seed Preferred	10/06/2014	236,879
PS-S-22	Michael Lastoria	Series Seed Preferred	10/06/2014	236,859
PS-S-23	Mark Epstein	Series Seed Preferred	10/06/2014	236,797
PS-S-24	Lanoha Ventures LLC	Series Seed Preferred	10/06/2014	236,756
PS-S-25	Siemer Ventures II LP	Series Seed Preferred	10/06/2014	709,103
PS-S-26	Demarest Films, LLC	Series Seed Preferred	10/06/2014	235,713
PS-S-27	Tom McInerney	Series Seed Preferred	10/06/2014	235,365
PS-S-28	Glenn E. Montgomery	Series Seed Preferred	10/06/2014	117,611
PS-S-29	Dan Brown	Series Seed Preferred	10/06/2014	117,550
PS-S-30	Mark Epstein	Series Seed Preferred	10/06/2014	117,324
PS-S-31	The Bernhard J. and Diane H. Welle Fam	Series Seed Preferred	10/06/2014	234,588
PS-S-33	Dave Berlin	Series Seed Preferred	10/06/2014	234,362
PS-S-34	Randy Nichols	Series Seed Preferred	10/06/2014	935,731
PS-S-35	Plus Capital, L.P.	Series Seed Preferred	10/06/2014	185,771
PS-S-36	The Mandel Company	Series Seed Preferred	10/06/2014	185,722
PS-S-37	Zillion, LLC	Series Seed Preferred	10/06/2014	539,088
PS-S-38	Zillion, LLC	Series Seed Preferred	10/06/2014	1,113,940
PS-S-39	Zillion, LLC	Series Seed Preferred	10/06/2014	371,313
PS-S57	StartEngine Broker Dealer	Series A-3	1/30/2020	1,158,931
PS-S58	StartEngine Crowd	Series A-3	1/30/2020	1,368,432
	Total			40,911,690

ID	Shareholder	Shares	Strike Price	Grant Date
OG-2	Steve Shaw	100,000	$0.15	6/17/2014
OG-3	Dave Kuehl	-	$0.15	6/17/2014
OG-4	Anton Jusufi	-	$0.15	6/17/2014
OG-5	Jordan Posell	-	$0.15	6/17/2014
OG-6	Nika Battle	-	$0.15	6/17/2014
OG-7	Mark Lynn	1,344,444	$0.15	6/17/2014
OG-8	Mark Lynn	2,016,667	$0.15	6/17/2014
OG-9	Isadora Hu	25,000	$0.15	6/17/2014
OG-10	Steffen Hoffman	-	$0.15	8/1/2013
OG-11	John Tomich	276,541	$0.15	6/17/2014
OG-12	William Brian Smith	-	$0.15	6/17/2014
OG-13	Anh Vu	-	$0.15	6/17/2014
OG-14	Carlos Moscat	-	$0.15	6/17/2014
OG-15	Thomas Ocampo	-	$0.15	6/17/2014
OG-16	Eleanor Victorioso	-	$0.15	6/17/2014
OG-17	Trevor Pettennude	350,000	$0.15	6/17/2014
OG-18	Brent Mitchell	-	$0.15	6/17/2014
OG-19	Hannah Laverty	25,000	$0.15	6/17/2014
OG-20	Damien Sutevski	-	$0.10	8/7/2015
OG-21	Eleanor Victorioso	-	$0.10	8/7/2015
OG-22	Corey Epstein	1,800,000	$0.10	8/7/2015
OG-23	Mark Lynn	1,800,000	$0.10	8/7/2015
OG-24	John Tomich	520,000	$0.10	8/7/2015
OG-25	Trevor Pettennude	520,000	$0.10	8/7/2015
OG-26	Conrad Steenberg	-	$0.10	4/1/2015
OG-27	Kevin Morris	-	$0.10	8/7/2015
OG-28	Brad Zions	15,000	$0.10	8/7/2015
OG-29	Sam Shaffer	25,000	$0.10	8/7/2015
OG-30	Kevin Morris	-	$0.16	1/1/2016
OG-31	Paul Roughley	500,000	$0.16	7/1/2016
OG-32	Laura Sokol	25,000	$0.16	2/27/2017
OG-33	Shervin Lalezari	-	$0.16	7/5/2016
OG-34	Laura Gramlich	-	$0.16	1/28/2016
OG-35	Tiffany Chen	-	$0.16	1/1/2017
OG-36	Michelle Finney	25,000	$0.16	1/1/2017
OG-37	Micheal Uytengsu	250,000	$0.16	2/2/2016
OG-38	Zack Wilson	25,000	$0.16	2/2/2016
OG-39	Brock Pierce	15,000	$0.16	12/1/2016
OG-40	Nick Lehman (re:DSTLD.com sale)	300,000	$0.16	1/1/2016
OG-41	Jordan Isenberg	-	$0.16	2/2/2016
OG-42	Seth Elken	25,000	$0.16	2/2/2016
OG-43	Mark Epstein	35,000	$0.16	2/2/2016
OG-44	Sarah Zapp	25,000	$0.16	2/2/2016
OG-45	Hil Davis	1	$0.21	3/1/2018
OG-46	Kevin Morris	-	$0.21	5/23/2018
OG-47	Geoff McFarlane	100,000	$0.21	5/23/2018
OG-48	Trevor Pettennude	50,000	$0.21	5/23/2018
OG-49	John Tomich	-	$0.21	5/23/2018
OG-50	Mark Lynn	50,000	$0.21	5/23/2018
OG-51	Corey Epstein	50,000	$0.21	5/23/2018
OG-52	Jennifer Stein	-	$0.21	5/23/2018
OG-53	Jennifer Stein	-	$0.21	8/8/2018
OG-54	Aaron Lifton	-	$0.21	8/8/2018
OG-55	Yilin Wang	5,000	$0.21	8/8/2018
OG-56	Caitlin Zenisek	5,000	$0.21	8/8/2018
OG-57	Amit Shah	-	$0.21	8/8/2018
OG-58	Cinthya Alvarado	5,000	$0.21	8/8/2018
OG-59	Patrick M. Falle	37,736	$0.21	8/24/2018
OG-60	CherryTree VC	75,472	$0.21	10/18/2018
OG-61	Oswaldo Nascimiento	120,000	$0.21	10/8/2018
OG-62	Trevor Pettennude	125,000	$0.21	8/1/2019
OG-63	Laura Dowling	1,000,000	$0.21	2/18/2019
OG-64	Reid Yoeman	750,000	$0.21	10/1/2019
OG-65	John Wagner	200,000	$0.21	11/4/2019
OG-66	Jon Patrick	200,000	$0.21	12/1/2019
OG-67	Megan McElwee	1,333,333	$0.21	3/1/2018
OG-68	Marc Croggon	1,333,333	$0.21	3/1/2018
OG-69	Trevor Pettennude	125,000	$0.21	10/1/2019
OG-70	Holly Davis	1,333,334	$0.21	3/1/2018
	Not Assigned	3,103,763
	Total	20,044,624

ID	Shareholder	Type	Grant Date	Shares
2014-1	G Squared Media Holdings, LLC	Common	6/17/2014	10,000
WG-2	TRIPLE 8 HOLDINGS, LLC	Common	6/6/2016	1,800,000
WG-3	SI Securities, LLC	Series A	8/3/2016	157,953
WG-4	bocm3-DSTLD-Senior Debt, LLC	Common	4/7/2017	1,139,398
WG-5	bocm3-DSTLD-Senior Debt, LLC	Common	1/2/2018	610,578
WG-6	bocm3-DSTLD-Senior Debt, LLC	Common	4/9/2018	637,769
WG-7	SI Securities, LLC	Series A-2	7/7/2017	296,637
WG-8	SI Securities, LLC	Series A	1/28/2016	66,000
WG-9	North Capital Private Securities Corporation	Series A	1/28/2016	7,333
WG-10	North Capital Private Securities Corporation	Series A	8/3/2016	17,550
WG-11	bocm4-DSTLD-Senior Debt, LLC	Common	3/12/2019	1,082,973
	Total			5,826,191

WG-12	bocm4-DSTLD-Senior Debt, LLC	Common	2/7/2020	1,929,003
WG-13	bocm4-DSTLD-Senior Debt, LLC	Common	2/7/2020	1,929,003
	Total			9,684,197

Denim intends to issue stock options to each of its Chief Executive Office and Chief Operating Officer – the number of shares subject to such stock options, and the date of issuance and exercise price of such options has not yet been determined but it is expected that such options could equal up to 30% of the outstanding shares of Denim on a fully converted, fully diluted basis measured as of the effective date of its proposed IPO.